SCHEDULE 14A
                            (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934


Filed by the Registrant  [   ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[   ]   Preliminary Proxy Statement         [   ] Confidential, for Use of the
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[ X ]   Definitive Additional Materials           by Rule 14a-6(e)(2))
[   ]   Soliciting Material Pursuant to
        240.14a-11(c) or 240.14a-12


-------------------------------------------------------------------------------

                              Echlin Inc.
           (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------

                            SPX Corporation
 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

-------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11:

      1)    Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

      3) Per unit price or other underlying transaction computed pursuant to Exchange Act Rule 0-11:

            ---------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

      5)    Total fee paid:

            ---------------------------------------------------------------




[   ] Fee paid previously with preliminary materials.
[   ] Check  box if any part of the fee is  offset  as  provided  by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing:

      1)    Amount Previously Paid:

            ---------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:

            ---------------------------------------------------------------

      3)    Filing Party:

            ---------------------------------------------------------------

      4)    Date Filed:

            ---------------------------------------------------------------



                            SPX Corporation

                    "Keeping Vehicles on the Road"

                                Update
                             March - 1998

                        FORWARD LOOKING STATEMENTS
                        --------------------------

     Certain statements contained in these slides that are not historical facts are forward-looking statements and are thus prospective. These forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. More information regarding such risks can be found in SPX's 1996 Form 10-K, three-month, six-month, and nine-month Forms 10-Q and SPX's Registration Statement on Form S-4, filed February 17, 1998.


                                AGENDA
                                ------

    .    Successful Turnaround Story

         -    Stock Price Increased Over 5 Times Value in 2 Years

         -    Exceeded Every Commitment

    .    SPX 1998 Guidance

         -    30% EPS Improvement

         -    Double Digit Sales Growth

    .    SPX Offer for Echlin

         -    "Win-Win" for Echlin & SPX Shareholders

    .    SPX Roadmap for Echlin Turnaround

         -    Significantly Accretive in First Full Year

               Sign Gold Card to Demand Special Meeting
                        of Echlin Shareholders


                      SPX Corporation Stock Price
                      ---------------------------

                      The Value of $100 Invested
                          on January 1, 1992

                  [CHART SHOWING VALUE OF $100 INVESTED IN
                SPX STOCK ON 1/1/92 OVER FOUR-YEAR PERIOD]

                              The Old SPX
                       Similar to Echlin Today


                      SPX Corporation Stock Price
                      ---------------------------

                      The Value of $100 Invested
                          on January 1, 1992

             [CHART SHOWING VALUE OF $100 INVESTED IN SPX STOCK
                   AFTER ARRIVAL OF NEW LEADERSHIP TEAM]

                              The New SPX
                Over 400% Increase Since January, 1996


                          Turnaround Process
                          ------------------

            Fix/Sell                                  Grow

                                                      Revenue Growth
                                                      Operational Results

                                    Global Leadership Standards
                                    Growth Strategy Development

                  Financial Strategy
                  Strategic Review

EVA(R) Implementation
Right-sizing/Consolidation

                 Speed and Execution are Key Elements


                    SPX 1997 Performance Scorecard
                    ------------------------------

    . E.P.S.               $3.01 per share         71% improvement over '96

    . EVA(R)Improvement    $18.8 million           $45 million over two years

    . MVA                  Increased $428 million  $744 million over two years

    . Headcount            36% fewer people        Sales per employee up 30%
                                                   over '96

    . Operating Margin     8%                      25% improvement over '96

    . Revenue              +7% (Pro Forma)         Past several years flat

    . Shareholder Actions  Dutch Auction           Repurchased 17% in '97

                    Exceeding Financial Commitments


                        E.P.S. $3.01 Per Share
                       71% Improvement Over '96
                       ------------------------

                      [CHART SHOWING EPS IMPROVEMENT]

              EPS Improvement for Eight Straight Quarters


                   EVA(R) Improvement $18.8 million
                      $45 Million Over Two Years
                    ------------------------------

         EVA Improvement                        EVA Participation
     [CHART SHOWING EVA IMPROVEMENT]          [CHART SHOWING INCREASE IN EVA
                                                 PARTICIPATION]

       Rapid Implementation of EVA to all Levels of Organization
             Drove Outstanding EVA Improvement Performance


                     MVA Increased $428 Million in 1997
                        $744 Million Over Two Years
                     ----------------------------------

                      [CHART SHOWING INCREASE IN MVA]

            32% Reduction in Capital Employed Over 2 Years
             74% Increase in Market Value Over Same Period


                      Headcount 36% Fewer People
                  Sales per Employee up 30% Over 1996
                  -----------------------------------

            Headcount                            Sales/Employee
                                                    ($000's)

   [CHART SHOWING DROP IN HEADCOUNT]          [CHART SHOWING INCREASE IN
                                                SALES/EMPLOYEE]

                 45% Fewer People Over Two Years . . .
        Over 50% Increase in Sales per Employee in Same Period


                          Operating Margin 8%
                       25% Improvement Over 1996
                       -------------------------

                [CHART SHOWING INCREASE IN OPERATING MARGIN]

             Significant Improvement in Operating Margins
            Still Have Opportunity for Further Improvement


               1997 Revenue Growth = 7% (Pro Forma)
                        Past Several Years Flat
               -----------------------------------------

           [CHART SHOWING SOURCES OF REVENUE AND REVENUE GROWTH]

           Growth Achieved in Both Segments of the Business


                  Shareholder Actions - Dutch Auction
                   Repurchased 17% of Equity in 1997
                  -----------------------------------

    .    Purchased 17% of stock in 1997

         -    Dutch Auction

         -    Open market repurchases

    .    Eliminated dividend in favor of share repurchases

    .    Relaxed shareholder rights plan

    .    Aligned compensation with shareholder wealth

         -    Shifted Board compensation to EVA(R) based system

         -    Eliminated board pension benefits

         -    Out-of-the-money options for Key Leaders

         -    Mandatory stock ownership for key executives

         Implemented a Series of Shareholder Friendly Actions


                    SPX 1997 Performance Scorecard
                    ------------------------------

    E.P.S.               $3.01 per share         71% improvement over '96

    EVA(R)Improvement    $18.8 million           $45 million over two years

    MVA                  Increased $428 million  $744 million over two years

    Headcount            36% fewer people        Sales per employee up 30%
                                                 over '96

    Operating Margin     8%                      25% improvement over '96

    Revenue              +7% (Pro Forma)         Past several years flat

    Shareholder Actions  Dutch Auction           Repurchased 17% in '97

                    Exceeding Financial Commitments


                          SPX Guidance - 1998
                          -------------------

    .    1998 Revenue Growth guidance -- 10%
         (over 1997 Pro Forma)

    .    1998 Q1 EPS Guidance -- $0.80

         -    Up 50% from 1997 Q1

    .    1998 FY EPS Guidance -- $3.85 to $4.00

         -    Up 30% over 1997 before unusual items

                    Double-Digit Revenue Growth and
                          30% EPS Improvement


                   Foundation for Continuing Success
                   ---------------------------------

                 [CHART SHOWING ELEMENTS NEEDED FOR GROWTH]

                           Speed & Execution
                 Are Key Drivers of Shareholder Wealth


                       SPX Leadership Standards
                       ------------------------

    .    An Obsession with Winning

    .    Doing Everything Simpler and Faster

    .    A Commitment to Diversity

    .    A Commitment to Aggressive Growth

    .    Exceeding Commitments with Ethics and Integrity

           Leadership Standards for the Entire Organization


                Published Sell Side Earnings Estimates
                --------------------------------------

                                 Recommendation    12-Month
     Broker          Analyst         3/7/98          1998           Target
     ------          -------         ------          ----           ------
   Barrington       A. Paris          Buy            3.95             --
    Research

  Bear Stearns    E. Goldstein        Buy            4.15            82-90

      DLJ          W. Needham     Mkt. Perform       3.90             68

 Goldman Sachs      J. Irwin          Buy            4.05             85

Lehman Brothers   J. Phillippi      Neutral          4.05             70

 Merrill Lynch     D. Kimball      Accumulate        3.90             76

   Schroders      E. Rasmussen     Outperform        3.95             76

   Value Line     N. Primavera        Buy            3.85             --

            First Call Consensus: Q1 = $0.84; 1998 = $3.99
                    Predominant Buy Recommendation


   -----------------------------------------------------------------

                            SPX AND ECHLIN

   -----------------------------------------------------------------


                           SPX Total Return
                           ----------------

              [CHART COMPARING SPX STOCK TOTAL RETURN TO S&P]

                      SPX's Stock Has Increased Over 400%


                      SPX and Echlin Total Return
                      ---------------------------

         [CHART COMPARING ECHLIN STOCK TOTAL RETURN TO SPX AND S&P]

                Echlin Stock Underperforming Even After
                 Nearly One Year Under New Leadership


                  Rationale for SPX and Echlin Merger
                  -----------------------------------

    .    Vehicle service industry is rapidly evolving

    . Combination benefits shareholders, customers and employees of SPX and Echlin

    . SPX's leadership experience and management techniques will be applied to Echlin

    . SPX will cut costs, improve profitability and position combined company for growth

             "Win-Win" Combination for all Constituencies


                        Summary of SPX's Offer
                        ----------------------

         .    Structure:  Exchange offer for all Echlin shares

         .    Value:      $48 per Echlin share or approximately
                          $3 billion (on February 17, 1998)

         .    Terms:      $12 in cash, 0.4796 SPX shares per Echlin share;
                          1/4 cash, 3/4 stock; fixed exchange ratio

         .    Premium:    23% over Echlin's close on 2/17/98; 32% above prior
                          30-day average

         .    Earnings:   Expect substantial accretion in first full year

                Compelling Combination for Shareholders
                            of Echlin & SPX


                          Why This Offer Now?
                          -------------------

    . SPX had been pursuing a strategic business combination with Echlin for a year

    . SPX had initiated three meetings with Echlin and had sent several letters regarding proposed deal

    . Echlin had repeatedly rebuffed our offer to negotiate a transaction -- Echlin Board still refuses to meet with us

    . Rapid industry consolidation and strategic rationale for transaction make it necessary to take our offer directly to Echlin's shareholders

               Outstanding Value Creation Opportunity...
               Attempted Negotiated Deal for Over a Year


                          Status of our Offer
                          -------------------

    . SPX owns 1.15 million Echlin shares, 1.8% of Echlin, and more than combined ownership of Echlin's officers and directors

    .    SPX has received antitrust clearance for the transaction

    . SPX has received "highly confident" letter for $2.4 billion of financing from CIBC

    . SPX has sent a merger agreement to Echlin and filed related exchange offer materials with SEC

    . SPX's demand solicitation materials to call special meeting of Echlin's shareholders cleared SEC review on March 6

    .    SPX now seeking 35% vote to call special meeting

    .    Echlin seeking legislative protection in Connecticut

                   SPX has Made an Attractive Offer
                        No Response from Echlin


                            Anticipated Timetable
                            ---------------------

 February 17, 1998                March 1998                     June 1998

                                Collect Demands                Special Meeting
  Announcement of             from 35% of Echlin               to Remove Echlin
   SPX Offer for   [arrow]    Shareholders for a    [arrow]   Board and Replace
      Echlin                   Special Meeting                 with SPX Slate


                                                               Governance
                                                               Requirement:
                                Governance                     Removal:  More
                                Requirement:                   Votes For Than
                                35% of Outstanding             Against
                                Shares                         Election:
                                                               Plurality of
                                                               Votes Cast

                        Process Could be Accelerated
                        with a Negotiated Transaction


                       Rapidly Changing Industry
                       -------------------------

    .    Consolidation in $350 billion vehicle service industry

    .    Blurring lines between OE and aftermarket

    .    Expansion of mega-dealerships and national parts retailers

    .    Growing importance of repair shop chains

    .    Increasing technological complexity of vehicles

    . Integration of the vehicle service process necessary to compete and better serve customers in the future

                  SPX and Echlin will have Scale and
          Capabilities to Excel in Rapidly Changing Industry


             Trends Transforming Vehicle Service Industry
             --------------------------------------------

             Trends                                         Impact
 . Aftermarket demand model                        .Restructuring within
   predicts slowing growth                          industry required
                                                    - Plant rationalization
 . Weak demand creates             [arrow]          - Downsize distribution
   operational problems                               networks
                                                    - Write-off inventories
 . DIY demand will continue to                     .Consolidation of players
   weaken                                           required
                                                    - OE/Aftermarket lines
                                                      blurring
                                                    - Economies of scale in
                                                      distribution and
                                                      manufacturing
                                                    - Integration of vehicle
                                                      service lifecycle

         Industry Restructuring and Consolidation Are Required


              Three Critical Elements of Vehicle Service
              ------------------------------------------

       Worldwide Vehicle Service        Vehicle Components
             $350 Billion                   - OE
                                            - Aftermarket
                                        Technical Know-how
                                            - Dealer Equipment programs
                [arrow]                     - Service & owner's manual
                                            development
  "SPX receives only $1 of every $500   Tools & Equipment
 per vehicle spent annually worldwide       - Special warranty tools
             for service."                  - Diagnostic equipment

                    SPX has Broad Experience in all
                      Elements of Vehicle Service


                       Vehicle Service Lifecycle
                       -------------------------

                   [CHART DESCRIBING BUSINESS SEGMENTS AT
                  DIFFERENT POINTS IN VEHICLE LIFECYCLE]

              Integration of Vehicle Service Elements is
                    Critical for Long-Term Success


                  Integrated Vehicle Service Process
                  ----------------------------------

                [CHART DESCRIBING VEHICLE SERVICE LIFECYCLE]

         Feedback of Data Drives Improved Service and Quality for Customers/Distributors, OEM's, and End-Users


                         Shareholder Benefits
                         ---------------------

    . Echlin shareholders will receive an immediate 23% premium over 2/13/98 closing price and 32% premium over prior 30-day trading average

    . Proposed Merger Agreement gives shareholders choice of all cash, all stock, or combination (subject to proration)

    . Echlin shareholders will own 70% of a combined company with upside potential

    . SPX shareholders will own part of larger company with increased value-creation opportunities

    . Combined company will be a global leader across entire vehicle service lifecycle

                "Win-Win" for Echlin & SPX Shareholders


                    SPX Has "Been There, Done That"
                    -------------------------------

    .    SPX had been a long time underperformer

    . Current leadership team successfully turned around SPX in just two years

         - Quickly implemented EVA as financial tool and driver of cultural change

         -    Took many shareholder-friendly actions

    .    Operating margins doubled

    .    Sales per employee up more than 50%

    .    Stock price increased more than 400%

                  SPX Team has the Tools, Talent, and
                   Track Record to Turnaround Echlin


                       SPX's Program for Echlin
                       ------------------------

    . Achieve annual cost savings of at least $125 million in first full year, increasing to $175 million thereafter

    . Reduce headcount by approximately 3,000 positions or nearly 10% of Echlin's global workforce

    .    Restructure or divest underperforming Echlin assets

    .    Accelerate EVA-based compensation programs

    .    Pursue targeted share repurchases

           SPX has the Road Map for Success at Echlin . . .
                      Speed and Execution are Key


                        Estimated Cost Savings
                        ----------------------
                            (In $ Millions)

                                                       Year 2     Total Annual
                                                     Additional   Savings, Yr.
                                         Year 1        Savings    2 and Beyond
                                       -----------  ------------  ------------
Headcount Reduction                       $100          $20           $120
(3,000 x $40K)
Duplicate Corporate Costs                   10           10             20
Manufacturing/Distribution
Rationalization, Sourcing                   15           20             35
                                           -----        -----         -----
Total                                     $125          $50           $175
                                         =======       =======       =======

                   Estimated Cost Savings Will Make
                       Transaction EPS Accretive


                         Value/EVA Opportunity
                         ---------------------
                          Sales Per Employee
                            (In $ Thousands)

                 [CHART COMPARING SPX AND ECHLIN SALES PER
                          EMPLOYEE TO PEER GROUP]

          Echlin has Lowest Sales per Employee in Peer Group
         Significant Opportunity for Productivity Improvement


                         Value/EVA Opportunity
              ------------------------------------------
              Capital Expenditures as a Percent of Sales

               [CHART COMPARING CAPITAL EXPENDITURES AT SPX,
                          ECHLIN AND PEER GROUP]

                Echlin has Highest CapEx in Peer Group
       Significant Opportunity for More Efficient Use of Capital


                         Value/EVA Opportunity
                     ----------------------------
                      Dividend Yield Since 4/1/97

       [CHART COMPARING DIVIDEND YIELD AT ECHLIN, SPX AND PEER GROUP]

            Echlin has Highest Dividend Yield in Peer Group
             Opportunity for More Efficient Use of Capital


                          Strategic Rationale
                          -------------------

               SPX                                   Echlin
    [CHART DESCRIBING BUSINESS             [CHART DESCRIBING BUSINESS
      SEGMENTS AT SPX]                       SEGMENTS AT ECHLIN]

        Combination Integrates Service Process with Components
              Good Fit of Business -- Negligible Overlap


                      Profile of Combined Company
                      ---------------------------
                             Sales Profile
                            Combined Company

               [CHART DESCRIBING PROFILE OF COMBINED COMPANY]

             Combined Company will be Global Market Leader
              in Service Solutions and Vehicle Components


                            Pro Forma 1998
                ---------------------------------------
                (in $ millions, except per share items)

                                                           Shares
                                           Net Income   Outstanding      EPS
SPX - 1998 analysts' expectation (FN1)         $51.0       12.900       $3.95

Echlin - 1998 analysts' expectation (FN1)      143.9           --          --

Transaction:

   $83 of incremental interest, goodwill
   amortization of $22 and other expense
   of $7                                      (78.0)           --          --

Shares issued:

   64.1 million Echlin shares @ exchange
   ratio of 0.4796                               --        30.700          --
                                            --------     ---------     ------

Before savings                                 116.9       43.600       $2.68

   $90 million savings (pretax) required
   to be EPS neutral                            55.3           --          --
                                              ------       ------      ------

Adjusted                                      $172.2       43.600       $3.95
                                            =========     ========     =======

----------------------
[FN]
(1) Numbers derived from First Call consensus of $3.95 per share for SPX and $2.28 per share for Echlin.

                 $90 Million of Savings Required to be
                          EPS Neutral in 1998


              Analyst Reaction to SPX/Echlin Transaction
              ------------------------------------------

    . "We believe that the leadership experience and management techniques that SPX brings to the table can have a substantial positive impact on Echlin's performance." James M. Irwin, Goldman, Sachs & Co., February 17, 1998

    . "SPX has proven it can successfully turn around businesses quickly." Joseph S. Phillippi, Lehman Brothers, February 18, 1998

    . "Based on management's track record, we are confident that SPX can achieve the significant cost savings targets it has set and improve the combined company's returns." Eric S. Rasmussen, John A. Casesa, Schroders, February 18, 1998

    . "There is considerable evidence that Echlin has been underperforming its peers in a number of important categories that SPX should be able to improve." Alexander P. Paris, Barrington Research Associates, February 24, 1998

    . "We have long maintained that Echlin's proposed restructuring could take longer and cost more than [Echlin] management had indicated." John G. Inch, Stephen J. Girsky, Morgan Stanley, February 17, 1998

             Positive Reaction to Proposed Combination of
                            SPX and Echlin


                     SPX & Echlin - A Winning Combination
                     ----------------------------------

                  Shareholder Wealth Creation Engine

          [CHART SHOWING ELEMENTS IN SHAREHOLDER WEALTH CREATION]

               Leverage EVA Culture & Leadership Values
                   to Create Wealth for Shareholders